UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 23, 2014 (June 22, 2014)

Integrys Energy Group, Inc.
(A Wisconsin Corporation)
(Exact name of registrant as specified in charter)

Illinois	1-11337	39-1775292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Street, Chicago, IL		60601-6207
(Address of Principal Executive Offices)		(Zip Code)

(312) 228-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2014, Integrys Energy Group, Inc., a Wisconsin corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Wisconsin Energy Corporation, a Wisconsin corporation (“Wisconsin Energy”), providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Wisconsin Energy in a stock and cash transaction. Subject to the terms and conditions of the Merger Agreement, Wisconsin Energy will create two wholly owned subsidiaries and merge one of the subsidiaries with and into the Company (the “Initial Merger”), with the Company as the surviving corporation (the “Initial Surviving Corporation”) and a wholly owned subsidiary of Wisconsin Energy.  Immediately after the effective time of the Initial Merger (the “Effective Time”) the Initial Surviving Corporation will merge with and into the other subsidiary of Wisconsin Energy (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”).

At the Effective Time, each share of the Company’s common stock issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, Wisconsin Energy or their respective wholly owned subsidiaries, but including shares of the Company’s common stock held in the Company’s rabbi trust) will be converted into the right to receive $18.58 in cash and 1.128 shares of Wisconsin Energy common stock (the “Merger Consideration”).

In connection with the Mergers, each vested and unvested outstanding stock option under the Company’s equity plans will be canceled in exchange for the right to receive an amount in cash equal to the excess of the value of the Merger Consideration over the exercise price for such stock option.  Each outstanding restricted stock unit award under the Company’s equity plans that vests based solely on the continued service of the holder will vest and be converted into the right to receive an amount in cash equal to the value of the Merger Consideration.  Each outstanding restricted stock unit award under the Company’s equity plans that is subject to performance-based vesting will vest in full as of the Effective Time at the greater of target level and the level projected to be achieved at the end of the applicable performance period, as determined by the Company prior to closing, and will be canceled in exchange for a cash payment equal to the value of the Merger Consideration.  In addition, each stock unit credited to a participant’s account in the Company’s deferred compensation plan will vest and be converted into the right to receive an amount in cash equal to the value of the Merger Consideration, payable in accordance with the terms of the Company’s deferred compensation plan.

Pursuant to the Merger Agreement, effective at the Effective Time, three new directors will be appointed to newly created positions on Wisconsin Energy’s board of directors. The new directors will be selected from the Company’s board of directors by the Company in consultation with Wisconsin Energy, subject to New York Stock Exchange independence requirements and the Federal Energy Regulatory Commission interlocking directorship requirements, and taking into effect Wisconsin Energy’s corporate governance guidelines.  Effective at the Effective Time, Wisconsin Energy intends to change its name to WEC Energy Group, Inc.

The consummation of the Mergers is subject to the approval of the Merger Agreement by the Company’s shareholders and approval by Wisconsin Energy’s shareholders of the issuance of Wisconsin Energy common stock in connection with the Mergers.  In addition, the Mergers are subject to other customary closing conditions, including, among others, (i) the receipt of required antitrust and other regulatory approvals and such approvals having become final orders, (ii) the absence of a law, judgment, ruling or other legal restraint prohibiting the consummation of the Mergers and (iii) delivery of a customary opinion from each party’s counsel that the Mergers will qualify as a tax-free reorganization for federal income tax purposes.  The obligation of each party to consummate the Mergers is also conditioned upon the other party’s representations and warranties being true and correct, the other party having performed in all material respects its obligations under the Merger Agreement and the other party not having suffered a material adverse effect, in each case as set forth in the Merger Agreement.  Wisconsin Energy’s obligation to consummate the Mergers is also conditioned on no legal restraint being in effect that, and no suit, action or other proceeding pending before any governmental entity seeking to impose, or that has imposed, any term, condition, liability, obligation, commitment, sanction or action that, individually or in the aggregate, has resulted or would reasonably be expected to result in a Parent Regulatory Material Adverse Effect (as such term is defined in the Merger Agreement).  The Mergers are not conditioned upon Wisconsin Energy’s receipt of financing.

The Merger Agreement contains customary representations and warranties made by each of the Company and Wisconsin Energy, and also contains customary covenants, including covenants requiring each of the parties to use its reasonable best efforts to cause the Mergers to be consummated, including by using its reasonable best efforts to obtain all required regulatory approvals.  The Merger Agreement provides that Wisconsin Energy is not required and the Company is not permitted to undertake any efforts or take any action with respect to obtaining the required regulatory approvals that would or would reasonably be expected to result in a Parent Regulatory Material Adverse Effect (as such term is defined in the Merger Agreement).  The Merger Agreement also contains covenants requiring the Company and Wisconsin Energy (i) subject to certain exceptions, to conduct its business in the ordinary course of business in all material respects during the period between the execution of the Merger Agreement and the closing of the Mergers and (ii) not to solicit, initiate, knowingly encourage, induce or knowingly facilitate the making of any proposals or offers relating to alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto.  In addition, the Merger Agreement contains covenants that require each of Wisconsin Energy and the Company to call and hold special shareholder meetings and, subject to certain exceptions, require the Company’s board of directors to recommend to its shareholders the approval of the Merger Agreement and Wisconsin Energy’s board of directors to recommend to its shareholders the approval of the issuance Wisconsin Energy’s common stock in connection with the Mergers.

The Merger Agreement contains certain termination rights for both Wisconsin Energy and the Company, including in the event that (i) the Mergers are not consummated on or before June 22, 2015 (which deadline may be extended by either party to December 22, 2015 under certain circumstances if required regulatory approvals have not been obtained), (ii) the approval of the shareholders of Wisconsin Energy or the shareholders of the Company is not obtained at a shareholder meeting or (iii) either Wisconsin Energy or the Company terminates the Merger Agreement to enter into a binding agreement providing for a superior alternative transaction.  The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including, but not limited to, a change in the recommendation of the board of directors of the Company or Wisconsin Energy or a termination of the Merger Agreement by the Company or Wisconsin Energy to enter into a binding agreement providing for a superior alternative transaction, the Company or Wisconsin Energy, as the case may be, will pay to the other party a cash termination fee of $175 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Wisconsin Energy, the Company or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Wisconsin Energy, the Company or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 8.01	Other Events.

On June 23, 2014, the Company and Wisconsin Energy issued a joint press release announcing the execution of the Merger Agreement.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

The proposed merger transaction involving Wisconsin Energy and Integrys Energy Group, Inc. (“Integrys”) will be submitted to the respective shareholders of Wisconsin Energy and Integrys for their consideration. In connection with the proposed merger transaction, Wisconsin Energy will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for the shareholders of Wisconsin Energy and Integrys to be filed with the Securities and Exchange Commission (the “SEC”), and each of Wisconsin Energy and Integrys will mail the joint proxy statement/prospectus to their respective shareholders and file other documents regarding the proposed merger transaction with the SEC. Integrys urges investors and shareholders to read the joint proxy statement/prospectus when it becomes available, as well as other documents filed with the SEC, because they will contain important information.  Investors and security holders will be able to receive the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Wisconsin Energy at Corporate Secretary, 231 W. Michigan St. P.O. Box 1331 Milwaukee, WI 53201, or from Integrys at Integrys Energy Group, Inc., Investor Relations, 200 East Randolph Street, 23rd Floor, Chicago, IL 60601.

Forward-Looking Statements

This communication contains certain forward-looking statements with respect to the financial condition, results of operations and business of Integrys and the combined businesses of Integrys and Wisconsin Energy and certain plans and objectives of Integrys with respect thereto, including the expected benefits of the proposed merger transaction. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the expected closing date of the proposed merger transaction; the possibility that the expected synergies and value creation from the proposed merger transaction will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the proposed merger transaction making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters; the possibility that the proposed merger transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that financing for the proposed merger transaction may not be available on favorable terms. These forward-looking statements are based on numerous assumptions and assessments made by Integrys in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication.  Integrys does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. A further list and description of risks and uncertainties at Integrys can be found in Integrys’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its reports filed on Form 10-Q and Form 8-K.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or shareholder.  Wisconsin Energy, Integrys and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the respective shareholders of Wisconsin Energy and Integrys in favor of the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Wisconsin Energy and Integrys in connection with the proposed merger transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Wisconsin Energy’s executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 21, 2014. You can find more information about Integrys’s executive officers and directors in its definitive proxy statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 27, 2014. You can obtain free copies of these documents from Wisconsin Energy and Integrys using the contact information above.

Non-solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of June 22, 2014, between Integrys Energy Group, Inc. and Wisconsin Energy Corporation.*
99.1	Joint Press Release of Wisconsin Energy Corporation and Integrys Energy Group, Inc., issued June 23, 2014

* The disclosure letters and related schedules to the agreement are not being filed herewith.  The Registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRYS ENERGY GROUP, INC.

Date: June 23, 2014

	By:	/s/ Jodi J. Caro
Jodi J. Caro
Vice President, General Counsel and Secretary

INTEGRYS ENERGY GROUP, INC.

Exhibit Index to Form 8-K
Dated June 23, 2014

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of June 22, 2014, between Integrys Energy Group, Inc. and Wisconsin Energy Corporation.*
99.1	Joint Press Release of Wisconsin Energy Corporation and Integrys Energy Group, Inc., issued on June 23, 2014

* The disclosure letters and related schedules to the agreement are not being filed herewith.  The Registrant agrees to furnish supplementally a copy of any such schedules to the Securities and Exchange Commission upon request.